UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 14, 2011

ROCK ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23022	11-2740461
(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond Street, Suite 2100, Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

(713) 954-3600

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02	Unregistered Sale of Equity Securities

Item 2.01	Completion of Acquisition or Disposition of Assets

Rock Energy Resources, Inc. (“Registrant”) is filing this Amendment to its Form 8-K, filed with the U.S. Securities and Exchange Commission on December 20, 2011, to correct certain disclosures contained in this “Original Form 8-K”. Registrant erroneously referred to the acquisition of 100% of the equity ownership interests of its subsidiary, He-Man, LLC (now, American Patriot Gold, LLC, the “Subsidiary”) on December 14, 2011, as an acquired business when it should have accurately been disclosed as an acquisition of this Subsidiary’s assets. Further, the disclosure in the Original Form 8-K under Item 9.01(a) and (b) that Registrant will file the financial information and pro forma financial information, respectively, regarding the Subsidiary within 71 days was also incorrect and such financial information is not required and will not be included in this or any further amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 13, 2013

ROCK ENERGY RESOURCES, INC.

By:	/s/ Mark G. Harrington
Mark G. Harrington, Interim
Chief Executive Officer and
Principal Accounting Officer